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Exhibit 10.7

Execution Copy

SECOND AMENDMENT
TO CREDIT AGREEMENT

        This SECOND AMENDMENT, dated as of November 24, 2004 (this "Second Amendment") is entered into by and among COFFEYVILLE RESOURCES, LLC, a Delaware limited liability company ("Resources"), COFFEYVILLE RESOURCES NITROGEN FERTILIZERS, LLC, a Delaware limited liability company ("Fertilizers"), COFFEYVILLE RESOURCES REFINING & MARKETING, LLC, a Delaware limited liability company ("Refining"), COFFEYVILLE RESOURCES CRUDE TRANSPORTATION, LLC, a Delaware limited liability company ("Transportation"), and COFFEYVILLE RESOURCES TERMINAL, LLC, a Delaware limited liability company ("Terminal") (Resources, Fertilizers, Refining, Transportation and Terminal are sometimes collectively referred to herein as the "Borrowers" and individually as a "Borrower"), the other Credit Parties signatory hereto, CONGRESS FINANCIAL CORPORATION (SOUTHWEST) in its capacity as administrative agent for the Revolver Secured Parties (as defined in the Credit Agreement referred to below) (together with its successors and assigns, the "Administrative Agent"), CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, in its capacity as administrative agent for the Term Secured Parties (as defined in the Credit Agreement) (together with its successors and assigns, the "Term Agent," and together with the Administrative Agent, collectively, the "Agents") and the Lenders party thereto.

        WHEREAS, the Borrowers have entered into that certain Credit Agreement, dated as of May 10, 2004, as amended by the Limited Waiver and Consent, dated as of September 22, 2004, and the First Amendment, dated as of October 8, 2004, and as further amended, supplemented, restated or otherwise modified from time to time (the "Credit Agreement"), by and among the Borrowers; the other Credit Parties party thereto; the Term Agent, as Sole Bookrunner, Sole Lead Arranger, Syndication Agent and Documentation Agent, the Administrative Agent, and the Lenders party thereto from time to time;

        WHEREAS, the Borrowers have notified the Administrative Agent and Term Agent that the Grantors seek to enter into Hedging Contracts with Koch Supply and Trading, Hess Energy, BP Products North America, Inc., Conoco Phillips and Sempra that are not provided for in Section 7.3(a)(ix) due to the exclusion of such entities from the definition of "Eligible Hedge Counterparty";

        WHEREAS, the terms used herein, including in the preamble and recitals hereto, not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Credit Agreement;

        NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the Borrowers, and the other Credit Parties, the Requisite Lenders and the Agents party hereto agree as follows:

SECTION 1. AMENDMENT TO CREDIT AGREEMENT

        1.1   The following definition in the Credit Agreement is hereby amended by deleting the existing definition in its entirety and substituting the following in its place:

    "Eligible Hedge Counterparty" means each of Morgan Stanley, Goldman Sachs, Deutsche Bank, Phibro, ABN Amro, Koch Supply and Trading, Hess Energy, BP Products North America, Inc., Conoco Phillips, Sempra (and any of their respective Subsidiaries), the Term

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    Agent, Administrative Agent, each Lender or any Affiliate of a Lender or the Term Agent counterparty to a Hedging Contract (including any Person who is a Lender (and any Affiliate thereof) as of the Closing Date but subsequently, after entering into a Hedging Contract, ceases to be a Lender).

    "Hedging Contract" means any agreement, whether or not in writing, relating to any transaction that is a commodity swap, futures contract, commodity option, cap, collar or floor transaction, any foreign exchange contract, currency swap agreement, interest rate hedging agreement, interest rate swap, cap or collar agreement or any other similar transaction (including any option to enter into any of the foregoing) or any combination of the foregoing, and, unless the context otherwise clearly requires, any master agreement relating to or governing any or all of the foregoing.

        1.2   Section 7.16(b) of the Credit Agreement shall be amended by the addition at the end thereof of the following proviso:

    "; provided that this Section 7.16(b) shall not prohibit any Credit Party from extending the effective duration on arms length commercial terms and in any event on terms no more onerous to such Credit Party than the contract or document being extended, the BP long term supply agreement dated March 2, 2004 with Refining or any such similar contract or document relating to ordinary course supply or customer arrangements (but expressly excluding any contract or document relating to Indebtedness for borrowed money), in each case in the ordinary course of business consistent with historic practices".

SECTION 2. CONDITIONS PRECEDENT TO EFFECTIVENESS

        The provisions set forth in Section 3 hereof shall be effective as of the date (the "Second Amendment Effective Date") on which each of the following conditions shall have been satisfied (or waived in accordance with Section 12.2 of the Credit Agreement):

          (a)   The Credit Parties and the Requisite Lenders shall have indicated their consent by the execution and delivery of the signature pages to the Term Agent.

          (b)   As of the Second Amendment Effective Date, the representations and warranties contained herein and in the other Loan Documents shall be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date;

          (c)   As of the Second Amendment Effective Date, after giving effect to this Second Amendment, no event shall have occurred and be continuing that would constitute an Event of Default or a Default.

          (d)   The Borrowers shall have paid all fees, costs and expenses owing to counsel to each of the Agents invoiced to the Borrowers on or before the date hereof and reimbursable by the Borrowers under the terms of the Credit Agreement.

SECTION 3. REPRESENTATIONS AND WARRANTIES

        In order to induce the Agents and Lenders to enter into this Second Amendment, the Credit Parties hereby represent and warrant that after giving effect to this Second Amendment:

          (a)   as of the date hereof, after giving effect to this Second Amendment, there exists no Default or Event of Default;

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          (b)   all representations and warranties contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date;

          (c)   as of the date hereof, the Credit Parties have performed all agreements to be performed on its part as set forth in the Credit Agreement;

          (d)   the execution, delivery and performance of this Second Amendment have been duly authorized by all necessary action on the part of the Credit Parties; the execution, delivery and performance by the Credit Parties of this Second Amendment and the consummation of the transactions contemplated hereby, does not and will not (i) violate any provision of any law or governmental rule or regulation applicable to any Credit Party, the organizational documents of any Credit Party, or any order, judgment or decree of any court or other agency of government binding on any Credit Party, (ii) conflict with, result in a breach of or constitute (with due notice or the lapse of time or both) a default under any contractual obligation of any Credit Party or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Credit Party or any of its Subsidiaries, or (iv) require the approval of members of any Credit Party or any approval or consent of any Person under any contractual obligation; and

          (e)   this Second Amendment and each Loan Document has been duly executed and delivered by each Credit Party and is the legally valid and binding obligation of such Credit Party, enforceable in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization or moratorium.

SECTION 4. ACKNOWLEDGMENT AND CONSENT

        Holdings and certain Subsidiaries of Holdings have (i) guaranteed the Obligations and (ii) created Liens in favor of Lenders on certain Collateral to secure their obligations under the Credit Agreement and the Collateral Documents subject to the terms and provisions of the Credit Agreement.

        Each Credit Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Second Amendment and consents to the amendment of the Credit Agreement and consents effected pursuant to this Second Amendment. Each Credit Party hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, in accordance with the Loan Documents the payment and performance of all "Obligations" under each of the Loan Documents, as the case may be (in each case as such terms are defined in the applicable Loan Document), including without limitation the payment and performance of all such "Obligations" under each of the Loan Documents, as the case may be, in respect of the Obligations of the Borrowers now or hereafter existing under or in respect of the Credit Agreement.

        Each Credit Party acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Second Amendment. Each Credit Party represents and warrants that all representations and warranties made by such Credit Party contained in the Credit Agreement, this Second Amendment and the other Loan Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

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        Each Credit Party, the Agents and Requisite Lenders acknowledge and agree, for the avoidance of doubt, that where used in the Mortgages granted to the Term Agent the phrase, ""Obligations" as defined in the Credit Agreement with respect to the Term Loan", shall, at all times, be deemed to include Term Obligations and such phrase in such documents shall be construed accordingly and Term Obligations for all purposes of the Loan Documents shall include all Obligations owed to the Term Agent.

        Each Credit Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Second Amendment, such Credit Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Second Amendment and (ii) nothing in the Credit Agreement, this Second Amendment or any other Loan Document shall be deemed to require the consent of such Credit Party to any future amendments to the Credit Agreement.

SECTION 5. MISCELLANEOUS

        5.1   This Second Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Credit Party's rights or obligations hereunder or any interest therein may be assigned or delegated by any Credit Party without the prior written consent of all Lenders.

        5.2   In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

        5.3   Except as specifically waived by this Second Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

        5.4   The execution, delivery and performance of this Second Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

        5.5   Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

        5.6   THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        5.7   This Second Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. As set forth herein, this Second Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by the Borrowers and Agents of written or telephonic notification of such execution and authorization of delivery thereof.

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        IN WITNESS WHEREOF, this Second Amendment has been duly executed as of the date first written above.

BORROWERS:

COFFEYVILLE RESOURCES, LLC
COFFEYVILLE RESOURCES NITROGEN FERTILIZERS, LLC
COFFEYVILLE RESOURCES REFINING & MARKETING, LLC
COFFEYVILLE RESOURCES TERMINAL, LLC
COFFEYVILLE RESOURCES CRUDE TRANSPORTATION, LLC
By:	/s/ JAMES T. RENS
Name:	James T. Rens
Title:	CFO

OTHER CREDIT PARTIES:

COFFEYVILLE PIPELINE, INC.
COFFEYVILLE REFINING & MARKETING, INC.
COFFEYVILLE NITROGEN FERTILIZERS, INC.
COFFEYVILLE CRUDE TRANSPORTATION, INC.
COFFEYVILLE TERMINAL, INC.
COFFEYVILLE GROUP HOLDINGS, LLC
COFFEYVILLE RESOURCES PIPELINE, LLC
COFFEYVILLE RESOURCES MANAGEMENT, INC.
CL JV HOLDINGS, LLC
By:	/s/ JAMES T. RENS
Name:	James T. Rens
Title:	CFO

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as Term Agent and a Lender
By:	/s/ JAMES P. MORAN
Name:	James P. Moran
Title:	Director

By:	/s/ DENISE L. ALVAREZ
Name:	Denise L. Alvarez
Title:	Associate

CONGRESS FINANCIAL CORPORATION (SOUTHWEST), as Administrative Agent and a Lender
By:	/s/ [illegible] Duly Authorized Signatory

SIEMENS FINANCIAL SERVICES, INC.
By:	/s/ FRANK AMODIO
Name:	Frank Amodio
Title:	Vice President—Credit

AMALGAMATED BANK
By:	/s/ BRUCE MEREDITH
Name:	Bruce Meredith
Title:	Vice President

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  Exhibit 10.7
SECOND AMENDMENT TO CREDIT AGREEMENT